UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2006

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

401 City Avenue, Suite 809
Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Equity Grants to Named Executive Officers

On April 6, 2006, the Compensation Committee of the Board of Directors of Entercom Communication Corp. (the “Company”) approved grants of restricted stock to the named executive officers listed below. Such grants were in two segments with separate vesting schedules, one which vests over four years and one which may vest depending on the performance of the Company’s common stock as reported on the NYSE from the grant date until December 31, 2009. The form of grant instrument is attached hereto as Exhibit 10.1 which is incorporated herein. The specific grants to named executive officers were as follows:

•                                          David J. Field, the Company’s President and Chief Executive Officer, received a total grant of 200,000 shares of Restricted Stock. This grant includes 90,000 shares which vest over four years and 110,000 shares which may vest depending on the performance of the Company’s common stock as reported on the NYSE from the grant date until December 31, 2009.

•                                          Stephen F. Fisher, the Company’s Executive Vice President and Chief Financial Officer, received a total grant of 80,000 shares of Restricted Stock. This grant includes 45,000 shares which vest over four years and 35,000 shares which may vest depending on the performance of the Company’s common stock as reported on the NYSE from the grant date until December 31, 2009.

•                                          John C. Donlevie, the Company’s Executive Vice President, Secretary and General Counsel, received a total grant of 40,000 shares of Restricted Stock. This grant includes 20,000 shares which vest over four years and 20,000 shares which may vest depending on the performance of the Company’s common stock as reported on the NYSE from the grant date until December 31, 2009.

Equity Grants to Non-employee Directors

On April 6, 2006, the Compensation Committee of the Board of Directors of the Company also approved a grant of 1,500 shares restricted stock each to David J. Berkman, Daniel E. Gold, Edward H. West and Robert S. Wiesenthal, the Company’s non-employee directors. These shares vest over four years. The form of grant instrument is attached hereto as Exhibit 10.2 which is incorporated herein.

Item 9.01.  Exhibits

(c)           Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Title

10.1	Entercom Communications Corp. Form of Grant Instrument of Restricted Stock to Employees.

10.2	Entercom Communications Corp. Form of Grant Instrument of Restricted Stock to Non-employee Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

	By:	/s/ Stephen F. Fisher
Stephen F. Fisher
Executive Vice President and
Chief Financial Officer

Dated: April 11, 2006

EXHIBIT INDEX

Exhibit No.	Title

10.1	Entercom Communications Corp. Form of Grant Instrument of Restricted Stock to Employees.

10.2	Entercom Communications Corp. Form of Grant Instrument of Restricted Stock to Non-employee Directors.